LEASE

THIS LEASE made as of the 4th day of March, 2016, by and between BELMONT NLV, LLC, a Nevada limited liability company (hereinafter referred to as "Landlord"), whose address is c/o Modern Bookkeeping, Inc., P.O. Box 408, Durand, Michigan 48429, and GREEN LEAF FARMS HOLDINGS, INC., a Nevada corporation (hereinafter referred to as "Tenant"), whose address is 1771 East Flamingo Road, Suite 201A, Las Vegas, Nevada 89119.

W I T N E S S E T H:

Landlord and Tenant Hereby Covenant and Agree as follows:

1. Description and Improvements and Conditions of Premises.

(A) Description and Improvements. Landlord, in consideration of the rents to be paid and the covenants and agreements to be performed by Tenant, does hereby lease unto Tenant premises situated in the City of North Las Vegas, Clark County, and State of Nevada, commonly known as 3939 Belmont Street, North Las Vegas, Nevada, and more particularly described in the attached Exhibit "A", together with the building(s) thereon (the "Building(s)"), and other improvements thereon (which entire premises, improvements and Building(s), are hereinafter together sometimes referred to as the "premises" or the "Premises" or the "demised premises" or the "Demised Premises" or the "leased premises" or "Leased Premises"), together with all the tenements, hereditaments, appurtenances, easements, and rights-of-way incident thereto, if any.

(B) Condition of Premises. The Tenant accepts the leased premises in an "as is" physical condition with all faults. Landlord shall not be liable or responsible in any way for any deficiencies or defects in or about any improvements constructed, erected, placed, installed or completed in or about the Leased Premises, and Tenant does hereby irrevocably and forever release and discharge Landlord from any and all obligations and liability of whatsoever kind or nature arising out of or in connection with any deficiencies or defects in or about any improvements constructed, erected, placed, installed or completed in or about the Leased Premises.

2. Term. The term of this Lease shall be for five (5) years beginning on the commencement date (as hereinafter defined). As used in this Lease, the phrase "commencement date" means forty (40) days after Landlord delivers possession of the Premises to Tenant. Tenant shall be obligated to pay taxes, insurance, and maintenance for the Premises beginning on the date of delivery of the Premises notwithstanding that no base rent under Paragraph 3 is due until forty (40) days after delivery of the Premises to Tenant. The occupancy by Alexander & Belmont, LLC ("Seller") or an affiliate ("Affiliate") of Seller after Landlord delivers possession of the Premises to Tenant as provided in Paragraph 33 hereof shall not delay the

"commencement date" under this Lease or any other obligations of Tenant to Landlord under this Lease.

3. Rent. Tenant shall pay to Landlord, as rent for the term of this Lease the monthly rent set forth on Exhibit B hereto. Monthly installments of rent shall be paid by Tenant to Landlord on or before the first day of each calendar month, in advance, at the office of the Landlord, or such other place as the Landlord may designate, without any prior demand therefor and without any deductions or set-off whatsoever; provided, if the Lease term shall commence on a day other than the first day of a calendar month, or shall end on a day other than the last day of a calendar month, the rental for such first or last fractional month shall be such proportion of the monthly fixed rental as the number of days in such fractional month for which rent is payable bears to the total number of days in such calendar month, and such rent for a fractional month including the commencement date shall be payable on or before the first day of the calendar month following such fractional month. Rent checks and other amounts payable to Landlord shall be mailed or delivered to Landlord at the address of Landlord specified on the first page hereof, or at such other address as Landlord may designate by written notice.

4. Option to Purchase.

(A) Landlord grants to Tenant the option to purchase ("Option") the Premises, exercisable by Tenant only during the third, fourth, and fifth Lease years (months 25 through 60 of the term of this Lease).

(B) In order to exercise the Option, Tenant must duly serve upon Landlord written notice of Tenant's exercise of the Option during the 25th through 60th months of the term of this Lease. The Option shall be exercisable by written notice of Tenant's election to exercise the Option, signed by a duly authorized representative of Tenant and served upon Landlord as provided in Paragraph 29(D) hereof.

(C) Landlord shall, within fifteen (15) days after Tenant exercises the Option, deliver to Tenant a commitment for the issuance of an C.L.T.A. policy of title insurance ("Commitment"), issued by a title company chosen by Landlord and reasonably acceptable to Tenant ("Title Agent"), in the amount of the Option Price, naming Tenant as the party to be insured, and showing title to the Premises in Landlord.

(D) Within thirty (30) days after Tenant receives the Commitment, Tenant shall have prepared, at Tenant's expense, an C.L.T.A. Survey ("Survey") of the Premises with a detailed legal description certified to Tenant and Title Agent with a legal description coinciding with the legal description of the Premises in the Commitment.

(E) During the term of this Lease, Tenant may enter upon the Premises to conduct, at Tenant's expense, inspections, examinations and tests of the structural components of the buildings and improvements on the Premises, the environmental and ecological condition of the Premises and other matters which Tenant desires to investigate. All such entries, tests, inspections, surveys and other examinations shall

be carried out in such manner as will least disturb the Premises. Tenant must restore the Premises, as nearly as possible to its condition prior to such tests and examinations.

(F) At the closing ("Closing") of the sale of the Premises from Landlord to Tenant if Tenant exercises the Option, Landlord shall deliver or cause to be delivered to Tenant:

(i) A Grant Deed for the Premises sufficient to pass to Tenant marketable and insurable title to the Premises, free and clear of all liens created by Landlord, and shall cause to be delivered to Tenant at the Closing a revised title insurance commitment which has the effect of updating the Commitment through and including the date of closing ("Closing Date").

(ii) A Bill of Sale executed and acknowledged by Landlord sufficient to convey to Tenant title to all fixtures, machinery and equipment used in connection with the operation of the Premises.

(iii) A certification by Landlord containing the following: (a) Landlord's U.S. Taxpayer Identification Number, (b) the business address of Landlord, and (c) a statement that Landlord is not a foreign person within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of 1986, as amended ("Code") (Landlord is not a nonresident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and the applicable regulations promulgated thereunder).

(iv) An Owner's Affidavit in such form as may be required by the Title Agent to issue to Tenant a title policy without standard exceptions.

(v) A Closing Statement consistent with the terms and conditions described in this Paragraph 4.

(vi) An Assignment from Landlord to Tenant of this Lease.

(vii) An assignment from Landlord to Tenant of all contracts relating to the Premises.

(viii) A notice to the utility companies that the Premises have been sold from Landlord to Tenant.

(G) If Tenant exercises the Option, the sale of the Premises from Landlord to Tenant shall be consummated at the office of the Title Agent within thirty (30) days after Tenant exercises the Option.

(H) The option price ("Option Price") for the Premises is Three Million Eight Hundred Thousand ($3,800,000.00) Dollars.

(I) There will be no proration of real estate taxes or special assessments. Tenant is paying real estate taxes. The cost of title insurance and transfer tax and recording fees and all other costs or charges of closing the sale from Landlord to Tenant not specifically referred to herein shall be paid and adjusted in accordance with local custom in Clark County, Nevada.

(J) All amounts collected by Landlord from Tenant shall be adjusted as of the Closing Date.

(K) The Option is assignable by Tenant with the prior written consent of Landlord, which consent will not be unreasonably withheld or delayed.

5. Options to Extend. Tenant is hereby granted one (1) option to extend the term of this Lease from the date upon which it would otherwise expire for a period of five (5) years, upon the same terms and conditions as set forth in this Lease, except that the monthly rent for each lease year of the extended term shall be an amount set forth on Exhibit C hereto. The monthly installments of the rent during the extended term of this Lease shall be paid by Tenant to Landlord on or before the first day of each calendar month, in advance, in the same manner as the rent during the primary term.

Unless Tenant shall notify Landlord not less than 90 days prior to the expiration of the term hereof (as it may be extended) of Tenant's election not to extend the term of this Lease, Tenant shall conclusively be deemed to have exercised its option to extend the term of this Lease for the option term and shall not be required to give any notice of its intention to exercise such option, and no instrument or document need be signed or delivered to evidence or effectuate any such extension.

6. Holdover. In the event Tenant remains in possession of the leased premises after the expiration of the term of this Lease, the tenancy shall thereafter be from month-to-month subject to all conditions, provisions and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy, except that during the period of any such month-to-month tenancy, the monthly rent shall be one hundred fifty hundred (150%) percent of the monthly rent for the month immediately preceding the termination of this Lease.

7. Alterations. Tenant shall not remodel, reconstruct, add to, or demolish any part of the Building(s) or subtract from any real or personal property included in the Leased Premises or make any alterations to the interior of the Building(s) without the prior written consent of the Landlord, which consent shall not be unreasonably withheld. All such alterations, changes, improvements and additions to the Leased Premises for which Tenant has obtained Landlord's consent shall not (i) impair the structural integrity or soundness of the Building(s) or any improvements on the Leased Premises, or (ii) impair the economic value of the Leased Premises; and such alterations, changes, improvements and additions by Tenant shall be made in compliance with all applicable governmental requirements, codes and applicable zoning ordinances; and any alterations, changes, improvements and additions made by Tenant shall immediately become the property of Landlord and shall become and be a part of the Leased

Premises. Tenant shall use for alterations, improvements, repairs, work and installations in, on or about the Leased Premises (and for any rebuilding of the Leased Premises in the event any fire or other casualty requires any rebuilding of the Leased Premises) only reputable, responsible, credit-worthy contractors who will perform all their work in a good workmanlike manner.

8. Repairs and Maintenance.

(A) Tenant shall at its own expense at all times take good care of and keep the leased premises and every part thereof, including, but without limitation, the foundation, roof and outer walls, the paving, parking area, all partitions, additions, alterations, doors, closure devices, fixtures, hardware, equipment and appurtenances thereof (including lighting, heating, and plumbing fixtures, plumbing and sewage facilities, and any air conditioning system) in good order, condition and repair (including reasonably periodic interior painting as determined by Landlord).

(B) Tenant shall keep and maintain the leased premises in a clean, sanitary and safe condition in accordance with the laws of the State of Nevada and in accordance with all, foreseen and unforeseen, directions, rules and regulations of the health officer, fire marshal, building inspector, or other proper officials of the governmental agencies having jurisdiction, at the expense of Tenant, and Tenant shall duly comply with all requirements of law, ordinance and otherwise, affecting the leased premises. If Tenant refuses or neglects to commence and to complete repairs promptly and adequately, Landlord may, but shall not be required to, make and complete said repairs and make replacements and Tenant shall pay the cost thereof to Landlord upon demand.

(C) Tenant shall keep the leased premises free from any and all liens arising out of any work performed, materials furnished or obligations incurred by or for Tenant, and agrees to bond against or discharge any mechanic's or materialmen's lien within ten (10) days after written request therefor by Landlord. Tenant shall reimburse Landlord for any and all costs and expenses which may be incurred by Landlord by reason of the filing of any such liens and/or the removal of same, such reimbursement to be made upon demand after receipt by Tenant from Landlord of a statement setting forth the amount of such costs and expenses.

(D) Tenant, at its own expense, shall install and maintain fire extinguishers and other fire protection devices as may be required from time to time by any agency having jurisdiction thereof and the insurance underwriters insuring the buildings in which the leased premises are located.

(E) Tenant agrees to operate the heating units serving the leased premises so as to adequately heat the same at all applicable times whether or not Tenant or any other occupant is open for business.

9. Utilities. During the term of this Lease, Tenant shall pay, at Tenant's sole cost and expense, all charges for steam, heat, gas, water, electricity, light and power, sewage disposal, and other utility service or services, furnished to the Leased Premises.

10. Defaults by Tenant, Re-Entry, And Right To Relet.

(A) In the event of:

(i) any failure of Tenant to punctually pay any rental or other charges due hereunder, or,

(ii) any failure of Tenant to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Tenant for more than fifteen (15) days after written notice of such default shall have been given to Tenant, or if Tenant shall abandon the leased premises, or permit this Lease to be taken under any writ of execution,

then Landlord, besides other rights or remedies it may have, shall have the right to declare this Lease terminated and the term ended and/or shall have the immediate right of re-entry and may remove all persons and property from the leased premises and such property may be removed and stored in a public warehouse or elsewhere at the reasonable cost of, and for the account of Tenant.

(B) Should Landlord elect to re-enter, as herein provided, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may either terminate this Lease or Landlord may from time to time, without terminating this Lease, make such alterations and repairs as may be reasonably necessary in order to relet the leased premises, and relet the leased premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in Landlord's sole discretion may deem advisable. Upon each such reletting all rentals and other sums received by Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any reasonable costs and expenses of such reletting, including reasonable brokerage fees and attorneys' fees and of costs of such alterations and repairs; third, to the payment of rent and other charges due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals and other sums received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Landlord shall in no way be responsible or liable for any failure to relet the leased premises or any part thereof, or for any failure to collect any rent due upon such reletting, anything in this Lease to the contrary notwithstanding. No such re-entry or taking possession of said premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given

to Tenant. No surrender to Landlord of this Lease or of the Leased Premises, or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Landlord; and no act or omission by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord, shall constitute an acceptance of any such surrender. Notwithstanding any such reletting without termination, Landlord may at any time hereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such breach, including the reasonable cost of recovering the leased premises and reasonable attorneys' fees, and including at the time of such termination the excess, if any, of the amount of rent and other amounts or charges reserved in this Lease for the remainder of the term of this Lease over the then reasonable rental value of the Leased Premises for the remainder of the term of this Lease, all of which amounts shall be immediately due and payable from Tenant to Landlord. Tenant hereby waives any claim, and releases Landlord and Landlord's agents, representatives, contractors and employees from all liability, for damage occasioned by any action taken by Landlord pursuant to this Paragraph.

11. Landlord's Right to Cure Defaults. If Tenant defaults in the performance of any provision of this Lease, Landlord shall have the right, but not the obligation, to cure such default for the account of Tenant, and Tenant shall within ten (10) days after being billed therefor reimburse Landlord for any reasonable expenditure made by Landlord in order to cure such default. Landlord, at Landlord's option, in addition to any other rights reserved to Landlord, and notwithstanding the concurrent pendency of summary or other dispossess proceedings between Landlord and Tenant, shall have the right at all times during the term of this Lease to restrain by injunction any violation or attempted violation by Tenant of any of the terms, covenants, conditions or agreements of this Lease, and to enforce by injunction any of the terms, covenants, conditions and agreements of this Lease.

12. Fixtures. Landlord may require that Tenant, within ten (10) days after the termination of the term hereof, remove from the leased premises all signs, trade fixtures and other equipment and personal property which Tenant may have purchased, leased or installed in the Leased Premises or otherwise acquired (all in this Paragraph 12 and Paragraph 16 called "trade fixtures"). Tenant may remove from the Leased Premises all trade fixtures. Tenant agrees to repair any damage which may be done to the leased premises resulting from the removal of any trade fixtures.

13. Insurance and Waivers.

(A) Except for Tenant's and Landlord's respective obligations under Paragraphs 13 and 14 hereof, each party hereto does hereby release and discharge the other party hereto and any officer, representative or employee of such party, of and from any liability hereafter arising from loss, damage or injury caused by fire or other casualty for which insurance (permitting waiver of liability and containing a waiver of

subrogation) is carried by the injured party at the time of such loss, damage or injury to the extent of any recovery by the injured party under such insurance.

(B) During the Lease term, Tenant shall keep the Building(s) and all other improvements on the leased premises, or which may hereafter be erected thereon, insured with an all risk perils insurance policy (including without limitation fire and extended coverage insurance) issued by an insurance company duly licensed to do business in Nevada, for the benefit of Landlord and any mortgagee (now or hereafter existing) of the leased premises, insuring, without limitation, against fire and such other hazards and risks customarily covered by the standard form of extended coverage endorsement available in the State of Nevada, including risks of vandalism and malicious mischief coverage; provided, however, that the all risk perils insurance (including the fire and extended coverage insurance) shall be for not less than the full insurable value of the Building(s) and all improvements included in the leased premises, and shall include a replacement cost coverage endorsement. Tenant shall deliver to the Landlord and any mortgagee of the leased premises, certificates of insurance issued by the insurer and stating that Landlord (and any mortgagee designated by Landlord) is the insured, as their interests may appear, under each such policy, with premiums fully paid and with standard mortgagee clauses attached; and certificates of renewals thereof issued by the insurer shall likewise be delivered by Tenant to the Landlord and any mortgagee of the leased premises at least thirty (30) days before the expiration of any existing policies. The term "full insurable value", as used above, means actual replacement value, without adjustment or reduction to reflect physical depreciation. The policies and the certificates of insurance shall provide that the insurance may not be cancelled or materially modified without first giving the Landlord and any mortgagee of the leased premises at least thirty (30) days prior written notice. In case of damages or destruction to the leased premises covered by such insurance, the insurance proceeds shall be payable to Landlord and upon collection shall be used for restoration, repair, and rebuilding of the leased premises as provided in Paragraph 14 hereof, unless this Lease is terminated.

(C) Insurance claims by reason of damage to or destruction of any portion of the leased premises (including the Building(s) and any other improvements) shall be adjusted, prosecuted or contested by Landlord. The insurance proceeds shall be paid to the Landlord. All insurance proceeds actually paid directly to Landlord, less any reasonable cost and expense of recovery, shall be held by Landlord and shall be applied by Landlord to pay the costs of repair and restoration in accordance with the following provisions hereof. If Tenant underinsures, then the Tenant itself shall supply the funds for the restoration in the event of damage or destruction to the Building(s) or any improvements on or about the leased premises, to the extent of the aggregate amount of the underinsurance, and the first proceeds used for any restoration shall be the proceeds required to be so supplied by the Tenant; and before the Tenant shall be entitled to receive for the restoration any portion of the insurance proceeds, if any, received by the Landlord, Tenant shall duly certify to the Landlord, in form and substance reasonably satisfactory to the Landlord, that Tenant has duly expended an amount equal to any deficiency in insurance coverage; and such certificate shall be accompanied by: (x) the architect's certificate certifying as to the amount of money paid

by the Tenant for only labor, work and materials incorporated into the project for such restoration, and (y) contractors' and subcontractors' sworn statements and appropriate waivers of lien and appropriate waivers of lien from material suppliers for all work and materials incorporated into the project for such restoration and paid for by the Tenant. The insurance proceeds shall be paid by the Landlord to Tenant as the work required by Paragraph 14 progresses. Each Tenant request for payment shall be made by an application for payment, in form and substance reasonably satisfactory to Landlord, and shall describe the work for which Tenant is requesting payment and the cost incurred by Tenant in connection therewith and stating that Tenant has not theretofore received payment for such work, and shall be accompanied by:

(i) the architect's certificate for payment addressed to Landlord certifying as to each payment application that the requested payment is only for labor, work, and materials incorporated into the project and not previously paid for, and

(ii) contractors' and subcontractors' sworn statements and appropriate waivers of lien, and

(iii) appropriate waivers of lien from materials suppliers, and

(iv) such other documentation as Landlord may reasonably require;

provided, however, that Landlord shall not be obligated to disburse to Tenant at any time, before completion of the project, more than ninety (90%) percent of the actual cost of the labor, work and materials incorporated into the Building(s) or other improvements for the restoration thereof, and the retained ten (10%) percent shall be paid only when the Building(s) and other improvements are substantially completed and a certificate of occupancy, if required by any law, has been duly issued by the appropriate governmental authorities. The applications for payment by the Tenant shall be made on a monthly basis as the restoration work progresses, and Landlord shall make such payments only out of the insurance proceeds in Landlord's possession within 10 days after receipt of Tenant's application for payment; provided that Tenant has duly complied with all of the provisions of this Paragraph 13(C). If the remaining amount of such insurance proceeds exceeds the cost of such rebuilding, replacing and repairing, such excess shall be retained by Landlord as Landlord's own. No payment shall be made to Tenant pursuant to this Paragraph 13(C) if any material default hereunder shall have happened unless and until such default shall have been either cured or waived in writing by Landlord.

14. Rebuilding. If the leased premises (Building(s) or other improvements) or the appurtenances thereto shall during the term hereof or any extension thereof, be damaged or destroyed or rendered untenantable, in whole or in part, by or as the result or consequence of fire or any other casualty or cause covered by the insurance provided by Tenant pursuant to the provisions of Paragraph 13 hereof, Tenant shall promptly remove any resulting debris and repair, rebuild and restore the damaged or

destroyed structures and other improvements to a good tenantable condition with reasonable dispatch. If Tenant has underinsured the Building(s) or any other improvements, then and in such event, the Tenant shall also be obligated to itself pay an amount equal to the deficiency in insurance funds so that the Building(s) and other damaged or destroyed improvements are fully restored; in such case Tenant shall also supply the first funds for the restoration in the event of damage to or destruction of the Building(s) or any improvements on or about the leased premises, to the extent of the deficiency in insurance proceeds. If this Lease is terminated as hereinafter permitted in this Paragraph because of such damage or destruction, the Tenant shall be liable to the Landlord for the deficiency, if any, in insurance funds for the restoration of the Building(s) and other improvements and shall, in any and all events, pay to the Landlord an amount equal to the aggregate of the deficiency, if any, in insurance proceeds resulting from Tenant's underinsuring, and such payment by the Tenant to the Landlord shall be a condition precedent to any right of the Tenant to terminate this Lease, pursuant to the provisions of this Paragraph 14. Except as hereinafter provided, the rent herein provided for shall abate entirely in case the Building(s) on the leased premises are entirely untenantable, and the rent shall, subject to the following provisions of this Paragraph 14, abate in a just and proportionate amount if only a portion of the Building(s) is untenantable, until the same shall be restored to a good tenantable condition; provided that there shall be absolutely no abatement or reduction of rent for the first twelve (12) months following any such casualty, and Tenant shall keep in full force and effect during the term of this Lease rent insurance which will provide for the full payment of all rent and other amounts due from Tenant to Landlord under this Lease for a period of at least twelve (12) months after any casualty or other interruption of Tenant's business at the Leased Premises. If the Building(s) are damaged or destroyed to the extent of more than one-half (½) of the value thereof, the Landlord or Tenant (if Tenant has theretofore duly complied with all Tenant's obligations pursuant to the provisions of this Section) shall have the right to terminate this Lease as of the date of such damage or destruction by giving a thirty (30) day written notice of termination to the other party within thirty (30) days following such damage or destruction; and upon such termination by Landlord, Tenant shall be obligated to pay over to the Landlord the entire aggregate amount of any deficiency in insurance proceeds resulting from Tenant's underinsuring. If the Lease is terminated, then Landlord shall retain all the insurance proceeds. The obligation of Tenant to provide rent insurance and to continue to pay the full rent for a period of twelve (12) months following any such damage to or destruction of the Leased Premises shall survive termination and expiration of this Lease.

All rebuilding and repairing of the leased premises required by this Paragraph 14 shall be made in accordance with drawings and specifications approved by Landlord, which drawings and specifications shall call for buildings for use and of a size, quality and value at least substantially equal to the buildings and improvements on the leased land immediately prior to such damage or destruction, unless otherwise agreed in writing by the Landlord and Tenant. Any rebuilding and repairing of the parking area improvements shall be made as approved by Landlord.

15. Quiet Enjoyment. Upon payment by the Tenant of the rents and other charges herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant's quiet enjoyment of the Leased Premises shall not be disturbed by any act of Landlord, or of anyone acting by, through or under Landlord, it being understood, however, that any person, corporation or other entity which from time to time is Landlord hereunder shall be entirely relieved of this covenant in the event of any conveyance or other divestiture of title to the reversionary estate of Landlord in and to the Leased Premises.

16. Eminent Domain.

(A) Total Condemnation of Leased Premises. If the whole of the leased premises shall hereafter be taken by any public authority under the power of eminent domain, then the term of this Lease shall cease as of the day possession shall be taken by such public authority and the rent shall be paid up to that day with a proportionate refund by Landlord of such rent as may have been paid in advance for a period subsequent to the date of the taking.

(B) Partial Condemnation. If less than the whole but more than twenty-five (25%) percent of the Building(s) or more than twenty-five (25%) percent of the parking area shall hereafter be taken under eminent domain, then Landlord or Tenant shall have the right to terminate this Lease and declare same null and void; any notification of the termination of this Lease by Landlord or Tenant shall be given in writing within ten (10) days after such taking. In the event neither Landlord nor Tenant elects to terminate this Lease, all of the terms herein provided shall continue in effect, except that the annual rental shall be reduced in proportion to the amount of the Building(s) taken.

If twenty-five (25%) percent or less of the leased premises shall hereafter be so taken, the Lease term shall cease only on the part so taken as of the day possession shall be taken by such public authority and Tenant shall pay rent up to that day, with appropriate refund by Landlord of such rent as may have been paid in advance for a period subsequent to the date of the taking, and thereafter the annual rental shall be reduced in proportion to the amount of the Building(s) taken.

(C) Funds For Restoring. If the Lease is not cancelled as a consequence of a taking under the power of eminent domain, then the Landlord shall hold the amount realized by the Landlord, from the authority exercising the power of eminent domain for the purpose of making the necessary repairs or alterations to the Building(s) and parking area to restore them to the condition they were in prior to such taking. Following such taking it shall be the obligation of the Tenant to immediately proceed to restore the Building(s), and any other improvements encompassed within the leased premises in the same manner that it is required to restore the Building(s) and other improvements under the provisions of this Lease in the event of fire damage, and the proceeds of the condemnation proceedings shall be made available by the Landlord to the Tenant in the same manner as in the case of fire insurance proceeds. Upon such

a taking, all funds received by the Tenant for its unamortized leasehold improvements and all funds received by the Landlord shall be made available for such restoration as soon as the award is received.

(D) Landlord's and Tenant's Damages. All damages awarded for such taking under the power of eminent domain, whether for the whole or a part of the leased premises, shall belong to and be the property of Landlord whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the leased premises or for the trade fixtures or for the loss of Tenant's business, and Tenant shall have no claim against either Landlord or the condemning authority with respect thereto.

17. Use of Premises.

(A) Tenant may use and occupy the leased premises during the continuance of this Lease for any lawful purpose; provided, however, that the use by Tenant of the leased premises shall be permitted by applicable zoning ordinances and other applicable ordinances, statutes, codes, laws, and building and use restrictions, if any. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business or other activity carried on in the leased premises or if a failure to procure such a license or permit might or would, in any way, affect Landlord or the leased premises, then Tenant, at Tenant's expense, shall duly procure and thereafter maintain such license or permit and submit the same for inspection by Landlord. Tenant, at Tenant's expense, shall, at all times, comply with the requirements of each such license and permit.

(B) Tenant shall at all times during the term of this Lease, at Tenant's sole cost and expense, perform and comply with all laws, rules, orders, ordinances, regulations and requirements now or hereafter enacted or promulgated, of every government and municipality having jurisdiction over the Leased Premises, and of any agency thereof, relating to the Leased Premises, or the Building(s) and improvements now or hereafter comprising a part thereof, or the facilities or equipment therein, or the streets, sidewalks, vehicle parking spaces, driveways, accessways, curbs and gutters adjoining the Leased Premises or the appurtenances to the Leased Premises, or the franchises and privileges connected therewith, whether or not such laws, rules, orders, ordinances, regulations or requirements so involved shall necessitate structural changes, improvements, interference with use and enjoyment of the Leased Premises, replacements or repairs, extraordinary as well as ordinary, unforeseen as well as foreseen.

(C) Tenant represents, warrants, covenants and agrees that Tenant shall not permit or suffer any storage, use, disposal, generation, transportation and/or treatment of hazardous, toxic and/or radioactive matter and/or waste (sometimes hereinafter collectively referred to as "Toxic Materials"), except in strict compliance with all rules, regulations, statutes and policies of governmental authorities having jurisdiction thereover, including without limitation the United States Environmental Protection Agency. Tenant shall not discharge or release, or permit of suffer any other

party to discharge or release any Toxic Materials in, on or under the Leased Premises. Tenant shall defend, indemnify and hold Landlord harmless from any and all liabilities, losses, costs and/or expenses arising out of and/or resulting from the existence and /or removal of any Toxic Materials discharged or released on, in or under the Leased Premises as well as the effects of any such Toxic Materials after discharge or release on, in or under the Leased Premises. The foregoing indemnity shall survive the expiration and any termination of this Lease.

18. Assignment and Subletting. Tenant shall not assign, mortgage, or encumber this Lease or any interest in this Lease, nor sublet or permit the Leased Premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance, which consent to assign or sublet shall not be unreasonably withheld. If this Lease is assigned, or if the Leased Premises or any part thereof is sublet, or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, subtenant, or occupant and apply the net amount collected to the rent herein reserved. No such assignment, subletting, occupancy, or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant, or occupant as tenant, or a release of Tenant from the further performance by Tenant of the covenants of this Lease. The consent by Landlord to an assignment or subletting shall not be construed to relieve Tenant from obtaining the consent in writing of Landlord to any further assignment or subletting. If Tenant is a partnership, limited partnership, corporation or other joint venture or association, an assignment of Tenant's interest in this Lease shall also include the dissolution, liquidation, merger, consolidation or other reorganization of Tenant, the sale or other transfer of twenty-five (25%) percent or more of the voting power or equity interest of Tenant to any persons or entities who or which are not equity owners on the date hereof, or the sale of fifty (50%) percent or more of the value of Tenant's property.

19. Real Property and Other Taxes And Assessments.

(A) During the term of this Lease, Tenant shall pay, at Tenant's sole cost and expense, all taxes and assessments, sewer and water charges, and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, whether foreseen or unforeseen, (and any tax imposed in lieu of any such existing or future taxes or charges) assessed, levied, or charged against the Leased Premises during or with respect to the lease term. Notwithstanding the preceding sentence, taxes and assessments for the first lease year and last lease year of the term of this Lease (which includes the last lease year of any extension thereof, if this Lease is extended) shall be prorated on a per diem basis based upon the respective due dates of such taxes and assessments. Tenant shall have the right to elect to pay any assessments in installments, if permitted, and in such event Tenant shall be responsible only for Tenant's portion of such installments falling due during the lease term (which includes any extension thereof). If under the provisions of any loan secured by a mortgage of the Leased Premises tax escrow payments are required, Tenant shall make such payment of taxes and assessments directly to Landlord at the same time and in the same manner and amounts as Landlord is obligated to pay same under any mortgage of the Leased Premises.

(B) Tenant shall reimburse Landlord upon demand for the following taxes, assessments, levies and charges: (i) all taxes which are, at any time, imposed or levied upon or assessed against: (a) any rent or any other charges reserved or payable hereunder or any other sums payable by Tenant hereunder, (b) this Lease or the leasehold estate hereby created or which arises in respect of the operation, possession, occupancy or use of the Premises; and (ii) any gross receipts or similar taxes imposed or levied upon, assessed against or measured by any rent or other sums payable by Tenant hereunder; and (iii) all sales and use taxes which may be levied or assessed against or payable by Landlord on account of the leasing or use of the Leased Premises, or any portion thereof, or on account of any rent received or any other sums payable by Tenant hereunder.

Notwithstanding the foregoing provisions of this Paragraph 19(B), Tenant shall not be required to reimburse Landlord for any franchise or income taxes of Landlord, any gross receipts or similar taxes imposed or levied upon or assessed against or measured by rent or any other sums payable by Tenant hereunder, unless any such tax or charge is hereafter imposed upon or levied or assessed against Landlord in substitution for or in place or reduction of any other currently existing real property tax or assessment, in which case Tenant shall reimburse Landlord therefor; all such taxes, if any, to be reimbursed by Tenant to Landlord shall be determined as if the Leased Premises were the only property of Landlord and the receipts and expenses of the Leased Premises were the only receipts and expenses of Landlord.

20. Tenant's Indemnity and Liability Insurance.

(A) Tenant's Covenant to Hold Harmless. Tenant covenants to indemnify Landlord and save Landlord harmless from and against any and all claims, actions, damages, liability and reasonable expense, including attorneys' fees, in conjunction with (i) loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the leased premises, including any vehicle parking areas, roadways, drives, sidewalks and accessways outside the perimeter of the leased premises used by Tenant or its invitees, or (ii) the occupancy or use by Tenant or any subtenant of the leased premises or any part thereof, or (iii) arising from or out of Tenant's failure to comply with Paragraph 8 hereof, or (iv) occasioned wholly or in part by any act or omission of Tenant, its subtenants, licensees, or their respective agents, contractors, employees, servants or customers. In case Landlord shall be made a party to any litigation, to which the above indemnity of Tenant applies, commenced by or against Tenant, then Tenant shall defend, protect and hold Landlord harmless and shall pay all reasonable costs, expenses and reasonable attorneys' fees incurred or paid by Landlord in connection with such litigation.

(B) Liability Insurance. Tenant shall, during the entire term hereof, keep in full force and effect a policy of public liability and property damage insurance with respect to the leased premises, and the business operated by Tenant and any subtenants of Tenant in the leased premises, including steam boiler insurance if applicable, in which the limits of public liability shall be not less than Two Million ($2,000,000.00) Dollars per occurrence, and in which the limit of property damage

liability shall be not less than Five Hundred Thousand ($500,000.00) Dollars per occurrence. The policy shall name Landlord, any other parties in interest designated by Landlord, and Tenant as additional insureds; and such policy of insurance shall contain a contractual liability coverage endorsement pursuant to which incidental contract coverage in the policy is extended to include any oral or written contract or agreement relating to the conduct of the named insured's business. The insurance shall be with an insurance company licensed to do business in the State of Nevada, and a certificate of the insurer certifying to the issuance of such policy, and that Landlord and any other parties in interest designated by Landlord are named as additional insureds therein, shall be delivered to Landlord prior to commencement of the lease term and upon renewals of such insurance not less than thirty (30) days prior to the expiration of such coverage. The policies and certificates of insurance shall provide that the insurance may not be cancelled or materially modified without the insurer first giving the Landlord and any mortgagee of the Leased Premises at least thirty (30) days prior written notice.

21. Off-Set Statement Attornment and Subordination.

(A) Off-Set Statement. Tenant agrees that within fifteen (15) days after request therefor by Landlord to execute in recordable form and deliver to Landlord a statement, in writing, certifying (a) that this Lease is in full force and effect, (b) the date of commencement of the term of this Lease, (c) that rent is paid currently without any off-set or defense thereto, (d) the amount of rent, if any, paid in advance, (e) whether the Lease has been modified and, if so, identifying the modifications, and (f) that there be no uncured defaults by Landlord or stating those claimed by Tenant, provided that, in fact, such facts are accurate and ascertainable.

(B) Attornment. In the event any proceedings are brought for the foreclosure of, or in the event of the conveyance by deed in lieu of foreclosure of, or in the event of exercise of the power of sale under any mortgage made by Landlord covering the leased premises, Tenant hereby attorns to, and covenants and agrees to execute an instrument in writing reasonably satisfactory to the new owner whereby Tenant attorns to such successor in interest and recognizes such successor as the Landlord under the Lease, provided such successor recognizes the Tenant's rights under this Lease if Tenant is not in default under any provisions of this Lease.

(C) Subordination. Tenant agrees that this Lease shall, at the request of the Landlord, be subordinate to any mortgages that may hereafter be placed upon said premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof, provided the mortgagee named in said mortgage shall agree to recognize this Lease of Tenant in the event of foreclosure if Tenant is not in default. Tenant also agrees that any mortgagee may elect to have this Lease a prior lien to its mortgage and in the event of such election and upon notification by such mortgagee to Tenant to that effect, this Lease shall be deemed prior in lien to the said mortgage, whether this Lease is dated prior to or subsequent to the date of said mortgage. Tenant agrees, that upon the request of Landlord or any mortgagee, it shall execute and deliver whatever instruments may be

reasonably required to carry out the intent of this Paragraph 21(C), within fifteen (15) days after the request therefor.

(D) Remedies. Failure of the Tenant to execute any statement or instruments necessary or desirable to effectuate the foregoing provisions of this Paragraph within fifteen (15) days upon written request so to do by Landlord, shall constitute a breach of this Lease and the Landlord shall have the right by not less than seven (7) days notice to Tenant to exercise its rights under Paragraph 10 hereof.

22. Surrender. At the expiration of the term of this Lease, or upon the sooner termination thereof, Tenant shall surrender the leased premises broom clean and in as good condition and repair as they were at the time Tenant took possession, reasonable wear and use and casualty (for which Landlord is fully insured) excepted. Upon the expiration or termination of this Lease, the Tenant shall promptly deliver all keys for the Building(s) to Landlord at the place then fixed for payment of rent.

23. Bankruptcy and Insolvency. In the event of the bankruptcy or insolvency of Tenant:

(A) If a petition is filed by, or an order for relief is entered against, Tenant under Chapter 7 of the U.S. Bankruptcy Code and the trustee of Tenant elects to assume this Lease for the purpose of assigning this Lease, such election or assignment, or both, may be made only if all of the terms and conditions of subparagraphs (B) and (C) of this Paragraph are satisfied. To be effective, an election to assume this Lease must be in writing and addressed to Landlord and, in Landlord's business judgment, all of the conditions hereinafter stated, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied. If the trustee fails to so elect to assume this Lease within sixty (60) days after his appointment, this Lease will be deemed to have been rejected, and Landlord shall then immediately be entitled to possession of the Leased Premises without further obligation to Tenant or the trustee, and this Lease shall be terminated. Landlord's right to be compensated for damages in the bankruptcy proceeding, however, shall survive such termination of this Lease.

(B) If Tenant files a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code, or if a proceeding filed by or against Tenant under any other chapter of the U.S. Bankruptcy Code is converted to a Chapter 11 proceeding and Tenant's trustee or Tenant as debtor-in-possession fails to assume this Lease within sixty (60) days from the date of filing of such petition or conversion, then the trustee or the debtor-in-possession shall be deemed to have rejected this Lease. To be effective, any election to assume this Lease must be in writing addressed to Landlord and, in Landlord's business judgment, all of the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied:

(i) The trustee or the debtor-in-possession has cured or has provided to Landlord adequate assurance, as defined in this subparagraph (B), that:

(a) The trustee will cure all monetary defaults under this Lease within ten (10) days from the date of assumption; and

(b) The trustee will cure all nonmonetary defaults under this Lease within thirty (30) days from the date of assumption.

(ii) The trustee or the debtor-in-possession has compensated Landlord, or has provided Landlord with adequate assurance, as hereinafter defined, that within ten (10) days from the date of assumption Landlord will be compensated for any pecuniary loss Landlord has incurred arising from the default of Tenant, the trustee, or the debtor-in-possession, as recited in Landlord's written statement of pecuniary loss sent to the trustee or debtor-in-possession.

(iii) The trustee or the debtor-in-possession has provided Landlord with adequate assurance of future performance of each of Tenant's obligations under this Lease; provided, however, that:

(a) From and after the date of assumption of this Lease, the trustee or the debtor-in-possession shall pay the rent and other monetary charges payable under this Lease in advance in equal monthly installments on each date that such rent and other monetary charges are payable;

(b) The trustee or debtor-in-possession shall also deposit with Landlord, as security for the timely payment of rent, an amount equal to three months' rent and other monetary charges accruing under this Lease; and

(c) The obligations imposed upon the trustee or the debtor-in-possession will continue for Tenant after the completion of bankruptcy proceedings.

(iv) For purposes of this subparagraph (B), "adequate assurance" means that:

(a) Landlord determines that the trustee or the debtor-in-possession has, and will continue to have, sufficient unencumbered assets, after the payment of all secured obligations and administrative expenses, to assure Landlord that the trustee or the debtor-in-possession will have sufficient funds timely to fulfill Tenant's obligations under this Lease and to keep the Leased Premises properly staffed with sufficient employees to conduct a fully operational, actively promoted business in the Leased Premises; and

(b) An order shall have been duly entered segregating sufficient cash payable to Landlord and/or a valid and perfected first lien and security interest shall have been granted in property of Tenant, trustee, or debtor-in-possession which is acceptable in value and kind to Landlord, to secure to Landlord the obligation of the trustee or debtor-in-possession to cure all monetary and nonmonetary defaults under this Lease within the time periods set forth above.

(C) In the event this Lease is assumed by a trustee appointed for Tenant or by Tenant as debtor-in-possession under the provisions of subparagraph (B) above and, thereafter, Tenant is either adjudicated a bankrupt or files a subsequent petition for arrangement under Chapter 11 of the Bankruptcy Code, then Landlord may, at Landlord's option, terminate this Lease and all the Tenant's rights under it, by giving written notice of Landlord's election so to terminate.

(D) If the trustee or the debtor-in-possession has assumed this Lease, pursuant to subparagraph (A) or (B) above, to assign or to elect to assign Tenant's interest under this Lease or the estate created by that interest to any other person or party, such interest or estate may be assigned only if the intended assignee has provided adequate assurance of future performance, as defined in this subparagraph (D), of all the terms, covenants, and conditions of this Lease. For the purposes of this subparagraph (D), "Adequate assurance of future performance" means that Landlord has ascertained that each of the following conditions has been satisfied:

(i) The assignee has submitted a current financial statement, audited by a certified public accountant who is acceptable to Landlord, which shows a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by the assignee of the Tenant's obligations under this Lease;

(ii) If requested by Landlord, the assignee will obtain guarantees, in form and substance satisfactory to Landlord, from one or more persons who satisfy Landlord's standards of creditworthiness; and

(iii) Landlord has obtained consents or waivers from any third parties which may be required under any mortgage, financing arrangement, or other agreements by which Landlord is bound, to enable Landlord to permit such assignment.

(E) When, pursuant to the U.S. Bankruptcy Code, the trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the Leased Premises, it is agreed that such charges will not be less than the rent as defined in this Lease, plus other monetary obligations of Tenant included in this Lease.

(F) Neither Tenant's interest in this Lease nor any estate of Tenant created in this Lease shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, nor otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant, unless Landlord consents in writing to such transfer. Landlord's acceptance of rent or any other payments from any trustee, receiver, assignee, person, or other entity will not be deemed to have waived, or waive, either the requirement of Landlord's consent or Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent.

24. Tax and Insurance Deposit. To secure the performance and discharge of Tenant's obligations under Paragraphs 13 and 19 of this Lease, but not in lieu of such obligations, Landlord may, in its sole and uncontrolled discretion, require Tenant to deposit with Landlord in addition to Tenant's monthly rental payments and other payments required under the terms of this Lease, such amounts as Landlord may from time to time reasonably estimate as necessary to create a reserve fund from which to pay before the same become due and payable all insurance premiums and taxes, assessments and other charges required to be paid by Tenant pursuant to the provisions of Paragraphs 13 and 19 of this Lease. Tenant shall procure and deliver to Landlord when issued all statements or bills for such obligations, if Landlord elects to require Tenant to deposit such payments with Landlord. Upon demand by Landlord, Tenant shall deliver to Landlord such additional monies as are required to satisfy any deficiencies in the amounts deposited with Landlord necessary to enable Landlord to pay such insurance premiums, taxes, assessments and similar charges at least thirty (30) days prior to the date they become delinquent. In making any payments of taxes, assessments or other charges, Landlord shall be entitled to rely on any bill issued in respect of any such taxes, assessments or charges without inquiry into the validity or amount thereof and whether delivered to Landlord by Tenant or otherwise obtained by Landlord. Any deposits received pursuant to this Paragraph shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of Landlord, and Landlord shall have no obligation to pay interest on amounts deposited with Landlord pursuant to this Paragraph. In the event that Landlord is required under the provisions of any present or future mortgage covering the leased premises to escrow any taxes or insurance, Landlord may, but shall not be required to, use such amounts to be escrowed as a basis for Landlord's estimates under this Paragraph, and require Tenant to make such estimated payments of taxes or insurance into escrow with the mortgagee to satisfy Tenant's obligations under this Paragraph.

25. Waste or Nuisance. Tenant shall not commit or suffer to be committed any waste upon the Leased Premises or any nuisance or other act or thing which may disturb the quiet enjoyment of or constitute a nuisance to occupants outside of and/or adjacent to the Leased Premises.

26. Net Lease. This Lease is and shall be an absolute net lease. All taxes, assessments, insurance premiums, repairs, replacements, maintenance and obligations of every kind relating to the Leased Premises, which may arise during the term of this Lease, shall be paid by Tenant. Tenant shall, at Tenant's sole cost and expense, at all

times during the term of this Lease, cause the Leased Premises (including all its contents), and the use and operation thereof to be in full compliance with all applicable laws, rules, regulations, and requirements of insurance underwriters. Landlord shall be indemnified by Tenant against all such costs, expenses and liabilities in connection with the use, operation and ownership of the Leased Premises. Landlord shall not be required to provide any service or do any act or thing with respect to the Leased Premises or the appurtenances thereto or contents therein.

27. Limitation of Landlord's Liability. In the event of any transfer or transfers of Landlord's interest in the Leased Premises, the transferor shall be automatically relieved of any and all obligations on the part of Landlord accruing from and after the date of such transfer. Notwithstanding anything to the contrary set forth in this Lease, it is specifically understood and agreed that there shall be absolutely no personal liability on the part of Landlord or on the part of Landlord's agents or representatives with respect to the terms, covenants and conditions of this Lease; and if Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed, and if as a consequence of such default Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of:

(i) the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the premises constituting the Leased Premises,

(ii) rents or other income from the Leased Premises receivable by Landlord,

(iii) the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the premises constituting the Leased Premises, and Landlord and Landlord's agents and representatives shall not be liable for any deficiency.

28. Broker. Landlord represents that Landlord dealt with no real estate broker or brokers, in connection with the negotiation, execution and delivery of this Lease; and Tenant represents that Tenant dealt with no real estate broker or brokers, in connection with the negotiation, execution and delivery of this Lease.

29. Miscellaneous Provisions.

(A) Waiver. One or more waivers of any covenant or condition by Landlord or Tenant shall not be construed as a waiver of a subsequent breach of the same covenant or condition, and the consent or approval by either party to or of any act by the other party requiring consent or approval shall not be deemed to render unnecessary consent or approval to or of any subsequent similar act. No breach of a covenant or condition of this Lease shall be deemed to have been waived by either party, unless such waiver be in writing signed by the other party.

(B) Entire Agreement. Except as otherwise provided in any written document executed and delivered on or about the date hereof, this Lease and the Exhibit attached hereto and forming a part hereof set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the leased premises, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them concerning the leased premises other than are herein set forth. No alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by each party.

(C) Interpretation and Use of Pronouns. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that no provision contained herein, or any acts of the parties herein, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant. Whenever herein the singular is used, the same shall include the plural, and the neuter gender shall include the feminine and male genders, and vice-versa. The terms "hereof", "herein", "hereby", "hereto", and "hereunder" and similar terms mean this Lease, and the term heretofore" means before, and the term "hereafter" means after, the date this Lease is signed by both Landlord and Tenant. As used in this Lease, "business day" means any day which is not a Saturday, Sunday or legal holiday on which banking institutions in the State of Nevada are authorized to close. If the last day for the performance of any provision of this Lease is not a business day (a "non-business day"), then the last day for the performance of such provision shall be extended to the first business day following such non-business day.

(D) Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given hereunder: (a) upon personal delivery to the addresses set forth below, (b) upon receipt of such notice if sent by registered or certified mail, return receipt requested, postage prepaid in the United States Mail, (c) upon receipt of such notice if deposited in the custody of a nationally recognized overnight delivery service, or (d) upon receipt of such notice if sent by telecopy and receipt is confirmed. Notice shall be addressed as follows (or to such other addresses as the parties may specify by due notice to the others):

To Landlord:

c/o Modern Bookkeeping, Inc.
P.O. Box 408
8252 E. Lansing Road, Suite 101
Durand, Michigan 48429
Telephone No: (989) 288-2643
Facsimile No: (989) 288-6037

To Tenant: Mark Bradley, CEO
Player's Network
1771 East Flamingo Road, Suite 201A
Las Vegas, Nevada 89119
Telephone No: (702) 734-3457
Facsimile No: (___) __________

(E) Notice by Tenant of Fire or Accident. Tenant shall give immediate notice to Landlord in case of fire or material accidents in the leased premises.

(F) Captions and Section Numbers. The captions, Paragraph numbers, and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such Paragraph or subparagraph of this Lease nor in any way affect this Lease.

(G) Recording. Tenant shall not record this Lease without the written consent of Landlord; however, upon the request of either party hereto, the other party shall join in the execution of a memorandum or so-called "short form" or memorandum of this Lease for the purposes of recordation. Such memorandum or short form of this Lease shall describe the parties, the leased premises, the term of this Lease, any special provisions, and shall incorporate this Lease by reference.

(H) Furnishing of Financial Statement. Upon Landlord's written request, Tenant shall promptly furnish Landlord, from time to time, with financial statements reflecting Tenant's current financial condition.

(I) No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord shall accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease or otherwise.

(J) Laws of the State of Nevada and Severability. This Lease shall be governed by and construed in accordance with the laws of the State of Nevada. If any provision of this Lease or the application thereof to any party or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and each provision of the Lease shall be valid and enforceable to the fullest extent permitted by law.

(K) Exhibits. The Exhibits referred to in this Lease and attached hereto are incorporated herein by reference.

(L) Successors. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective personal representatives, successors and assigns of the said parties.

(M) Right of Access. Landlord or Landlord's agent shall have the right to enter the leased premises with reasonable prior notice at all reasonable times to examine the same during normal business hours, and to show them to prospective purchasers or mortgagees of the leased premises. During the six months prior to the expiration of the term of this Lease, Landlord may exhibit the leased premises to prospective tenants.

(N) Mortgagee Protection. Tenant agrees to give any mortgagee(s), by Certified Mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such notice, Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such mortgagee(s). Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagee(s) shall have an additional thirty (30) days within which to cure such default, or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days, any mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary, to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

(O) Cumulative Remedies. Each and every of the rights, remedies and benefits provided to the Landlord by this Lease shall be cumulative, and shall not be exclusive of any other of Landlord's rights, remedies and benefits, or of any other rights, remedies and benefits allowed by law or equity, subject, however, to the limitation on Landlord's liability pursuant to Paragraph 27 hereof.

(P) Legal Expenses. In case suit shall be brought for recovery of possession of the leased premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept and performed, and a breach shall be established, Tenant shall pay to Landlord all expenses incurred therefor, including attorneys' fees.

(Q) Interest on Past Due Obligations. Any amount due from either party to the other party hereunder which is not paid when due shall bear interest at an annual rate equal to 4% over the "Prime Rate," from time to time, from the date due until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by either party under this Lease. "Prime Rate" means a rate per annum equal to an annual rate of interest which equals the floating commercial loan rate as published in the Wall Street Journal from time to time as the "Prime Rate," adjusted in each case as of the banking day in which a change in the Prime Rate occurs, as reported in the Wall Street Journal; *provided, however,* that if such rate is no longer published in the Wall Street Journal, then it shall mean an annual

rate of interest which equals the prime rate of one of the five (5) largest national banking associations (based upon total assets) chosen by the Manager, adjusted in each case as of the banking day in which the change occurs. If any rent or other amount due from Tenant to Landlord is not received by Landlord when due, Tenant shall pay to Landlord an additional sum equal to 5% of such overdue amount as a late charge.

(R) Expenses. All things to be done or furnished by Tenant under the provisions of this Lease, shall be done and furnished at Tenant's sole cost and expense, unless specifically otherwise provided in this Lease.

(S) Survival of Obligations. All obligations and liabilities of the parties hereto that accrue prior to the termination or expiration of this Lease shall survive such termination and expiration of this Lease.

(T) Counterparts. This Lease, and all amendments hereto, may be executed in counterparts.

(U) WAIVER OF JURY TRIAL AND COUNTERCLAIM. EACH OF LANDLORD AND TENANT DO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE LEASED PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE. IN THE EVENT LANDLORD COMMENCES ANY PROCEEDINGS FOR NONPAYMENT OF RENT OR ANY OTHER AMOUNTS PAYABLE HEREUNDER, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF WHATEVER NATURE OR DESCRIPTION IN ANY SUCH PROCEEDING. THIS SHALL NOT, HOWEVER, BE CONSTRUED AS A WAIVER OF TENANT'S RIGHT TO ASSERT SUCH CLAIMS IN ANY SEPARATE ACTION BROUGHT BY TENANT.

(V) Drafting of Lease. This Lease was prepared and negotiated by Landlord and Tenant, and all of the provisions contained in this Lease shall be construed without prejudice to the party that actually memorialized this Lease in final form; and this Lease shall be considered to be drafted by both Landlord and Tenant.

(W) Execution of Lease. The submission of this Lease for examination does not constitute a reservation of or option for the leased premises, and this Lease shall become effective as a Lease only upon execution and delivery thereof by Landlord and Tenant.

(X) Facsimile Signatures. For purposes of this Lease, facsimile signatures shall be given the same force and effect as original signatures.

30. Security Deposit. As security for the performance by Tenant of all of Tenant's obligations in this Lease, Tenant has deposited with Landlord the sum of Fifty Thousand ($50,000.00) Dollars ("Deposit"). Landlord shall have the right (but not the obligation) to apply any part of the Deposit to cure any default by Tenant; and if

Landlord does so, Tenant shall, upon demand by Landlord, deposit with Landlord the amount applied by Landlord so Landlord shall have the full Deposit ($50,000.00) on hand at all times during the term of this Lease. Landlord shall not be obligated to keep the Deposit as a separate fund but may commingle the Deposit with Landlord's own funds. The Deposit under this Lease shall not be mortgaged, assigned, or encumbered by Tenant and any attempt to do so shall be void. Any mortgagee of Landlord shall be relieved and released from any obligation to return the Deposit in the event the mortgagee comes into possession of the Leased Premises.

31. Security Agreement. Tenant hereby grants to Landlord a lien and security interest as security for payment of all rental or any other amounts or charges now or hereafter payable by Tenant hereunder and all other obligations of Tenant under this Lease, upon all equipment, fixtures and inventory (and the proceeds thereof) within the Leased Premises, including all improvements, equipment, fixtures, inventory, merchandise and other personal property now or hereafter placed on or in the Leased Premises, to the full extent of Tenant's and any assignee's or subtenant's interest therein subject and subordinate to the lien of any purchase money lender for the improvements, equipment, fixtures, inventory, merchandise, and other personal property (collectively the "Goods") and such lien shall include the right to prevent removal of said property from the Leased Premises and may be enforced, upon nonpayment of rent or other charges as aforesaid, or any other default by Tenant hereunder, without notice to Tenant, unless notice is required by some other provision of this Lease, by the re-entry, taking and sale, lease, or other disposition of such property. Landlord shall also have all other rights and remedies upon default provided by law, including those set forth in the Nevada Uniform Commercial Code. The sale, lease or other disposition of the property shall be either public or private after at least ten (10) days' notice to Tenant at Tenant's last known address, and Landlord shall have the right and privilege to be a purchaser at any such sale. Landlord and Tenant agree that ten (10) days' notice of such sale, lease or other disposition of the property is reasonable under the circumstances. Tenant shall and hereby agrees to provide upon request a list of creditors and indebtedness and otherwise do whatever may be necessary or appropriate to pass good and legal title under any sale, lease or other disposition as herein provided. Any and all proceeds obtained at such sale subject to the rights of the purchase money lender for the Goods shall be applied first to the cost of such sale, including reasonable attorneys' fees and costs, and then to any interest and charges accrued and payable under the terms of this Lease for nonpayment of rent and/or any other charges, and any balance to the reduction of any principal sum due hereunder for rent and/or other charges and damages for any default of Tenant's other obligations hereunder. Sale or retention under such lien shall not be deemed to waive, alter, limit or affect in any manner whatsoever, but shall be in addition to, any other remedies available to Landlord upon nonpayment of rent or other charges under this Lease or otherwise available to Landlord upon any other default by Tenant hereunder. Tenant shall execute and deliver any documents requested by Landlord in order to evidence or perfect the lien granted herein.

32. Reservation of a Portion of the Property. Landlord reserves the use of approximately 5,000 square feet on the Premises during the term of the Lease,

including the Option period. The location of the 5,000 square feet on the Premises reserved by Landlord is in the sole discretion of Landlord.

33. Continued Occupancy by Seller or Affiliate. The occupancy of the Premises by Seller or Affiliate will not delay any obligations of Tenant under this Lease, including the "commencement date." Tenant will be responsible to evict Seller or Affiliate if Seller or Affiliate is occupying the Premises when Landlord delivers possession of the Premises to Tenant. Tenant shall defend, indemnify, and hold Landlord harmless from and against any and all liability, damages, and costs, including reasonable legal fees, resulting, directly or indirectly, from the occupancy of the Premises by Seller or Affiliate after Landlord purchases the Premises from Seller.

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IN WITNESS WHEREOF, said parties have executed this Lease as of the day and year first above written.

BELMONT NLV, LLC,
a Nevada limited liability company
By: MIC Limited, a Michigan corporation
Its Manager

By:________________________
George Couch
Its President

LANDLORD

GREEN LEAF FARMS HOLDINGS, INC.,
a Nevada corporation

By:________________________
Mark Bradley
Its President

TENANT

F:\OBREL\Clients\Deja Vu\Belmont NLV, LLC Lease v3.doc

IN WITNESS WHEREOF, said parties have executed this Lease as of the day and year first above written.

BELMONT NLV, LLC,
a Nevada limited liability company
By: MIC Limited, a Michigan corporation
Its Manager

By:____________________
George Couch
Its President

LANDLORD

GREEN LEAF FARMS HOLDINGS, INC.,
a Nevada corporation

By: ____________________
Mark Bradley
Its President

TENANT

F:\OBREL\Clients\Deja Vu\Belmont NLV, LLC Lease v3.doc

EXHIBIT A

LEGAL DESCRIPTION

Property situated in the City of North Las Vegas, Clark County, Nevada, described as follows:

THE SOUTHEAST QUARTER (SE ¼) OF THE NORTHEAST QUARTER (NE ¼) OF THE NORTHEAST QUARTER (NE ¼) OF THE NORTHWEST QUARTER (NW ¼) OF SECTION 12, TOWNSHIP 20 SOUTH, RANGE 61 EAST, M.D.B. & M.

Assessor's Parcel No. 139-12-103-005

EXHIBIT B

RENT DURING PRIMARY TERM

Lease Term	Monthly Rent
Months 1 through 12	Monthly Rent shall be $26,785.71.
Months 13 through 24	Monthly Rent shall be $27,589.29.
Months 25 through 36	Monthly Rent shall be $28,416.96.
Months 37 through 48	Monthly Rent shall be $29,269.48.
Months 49 through 60	Monthly Rent shall be $30,147.56.

EXHIBIT C

RENT DURING OPTION TERM

Option Period	Monthly Rent
Months 1 through 12	Monthly Rent shall be $31,051.98.
Months 13 through 24	Monthly Rent shall be $31,983.55.
Months 25 through 36	Monthly Rent shall be $32,941.98.
Months 37 through 48	Monthly Rent shall be $33,931.34.
Months 49 through 60	Monthly Rent shall be $34,949.28.

GUARANTY

GUARANTY dated the 4th day of March, 2016, of Lease by and between BELMONT NLV, LLC, a Nevada limited liability company ("Landlord"), and GREEN LEAF FARMS HOLDINGS, INC., a Nevada corporation ("Tenant"), covering the premises commonly known as 3939 Belmont Street, North Las Vegas, Nevada ("Premises"), and signed concurrently herewith by Tenant and hereinafter referred to as the "Lease."

GUARANTY TO LANDLORD

(UNDERSIGNED IS LIABLE AS A PRIMARY DEBTOR)

The undersigned, in consideration of and to induce the Landlord to enter into the above described Lease with the Tenant, does hereby absolutely and unconditionally guarantee, as principal and not as indemnitor, to Landlord the full and punctual performance and observance by Tenant of all of the terms, conditions, covenants and obligations to be performed and observed by Tenant under the Lease, and hereby covenants and agrees that if, for any reason, Tenant shall fail fully and punctually to perform or observe any of such terms, conditions, covenants or obligations, the undersigned shall forthwith fully and punctually perform and observe the same. The liability hereunder of the undersigned to Landlord shall be direct and absolute, and shall not be conditional upon the pursuit by Landlord of whatsoever remedies that may at any time be available to Landlord against Tenant.

By way of illustration, but without limitation, the undersigned hereby unconditionally guarantees to Landlord the full and punctual payment of all the Base Rent, Additional Rent, and all other money and charges to be paid by Tenant pursuant to the provisions of the Lease, and the full and punctual performance and observance of all the terms, covenants, conditions and agreements in the Lease provided to be performed by the Tenant; and that if Tenant shall ever be in default under any of the terms, covenants, conditions and agreements set forth in said Lease, the undersigned hereby promises and agrees to forthwith pay unto the Landlord all Base Rents, Additional Rents, and other money and charges that may be due, and to fully satisfy, observe and perform all of the terms, covenants, conditions and agreements in said Lease provided to be performed by Tenant, and shall forthwith pay to Landlord all damages provided in the Lease that may occur by reason of any such default, without requiring notice or proof of demand being made. The undersigned shall pay such indebtedness to Landlord on demand inasmuch as the undersigned hereby agrees that such indebtedness constitutes the undersigned's direct and primary obligation; and Landlord shall not be obligated to first resort to any actions or remedies against the Tenant before proceeding against and collecting from the undersigned, or any of them. The undersigned agrees that in case of any default by Tenant under the Lease, the Landlord at its option may institute suit and collect from the undersigned, or any of them, whether suit has been commenced against the Tenant or not, and in any suit, the

Tenant may, but need not, be joined with the undersigned or any of them at the option of the Landlord.

The undersigned hereby assents to all of the provisions of the Lease, and waives demand, protest, notice of default, notice of any waivers or extensions granted to Tenant, any requirement of diligence or promptness on the part of Landlord, in the enforcement of the rights and remedies of Landlord, under the Lease, any enforcement of the Lease, and any notice thereof, and any other notice whereby to charge the undersigned. The undersigned hereby waives all requirements of notice of the acceptance of this Guaranty and action in reliance hereon, and all requirements of notice of breach or non-performance by Tenant. The undersigned further waives any demand by Landlord and/or prior action by Landlord of any nature whatsoever against Tenant. The undersigned waives all notices, statutory and otherwise.

The undersigned further agrees that the Landlord shall not be held to strict construction adopted in cases of principal and surety or guarantor and creditor.

The undersigned further agrees that the obligations of the undersigned to Landlord hereunder shall be primary and unconditional and shall neither (a) be terminated, impaired or otherwise affected by, nor (b) be subject to any offset, deduction, deferment, or abatement, of any kind or nature arising from, (i) any action taken by Landlord, pursuant to the Lease, the exercise of any right, remedy or power thereby conferred upon Landlord or otherwise available to it in respect thereof, (ii) any failure or omission on the part of Landlord, to enforce or exercise any such right, remedy or power, (iii) any action of Landlord in granting indulgences or extensions to Tenant, (iv) any assignment of the Lease, by Tenant or Landlord or their direct or remote transferees or successors, with or without the consent and approval of Landlord or any other party, (v) any subletting of the Premises, (vi) the recovery of any judgment against Tenant or any action to enforce the same, (vii) the release or discharge of Tenant or Landlord in any receivership, bankruptcy, insolvency, arrangement, reorganization or other proceeding or the rejection or disaffirmance of the Lease in any such proceedings, (viii) the receipt by Landlord of security interests in any property of the Tenant or the enforcement thereof or the failure to enforce same or the loss or release thereof, (ix) the receipt by Landlord of security deposits from the Tenant, or the failure to apply any security deposit, (x) the termination of the Lease, (xi) the amendment or modification of the Lease, (xii) the modification of the leased area, or (xiii) the increase in any Base Rent or Additional Rent under the Lease or under any amendment, modification, renewal or extension of the Lease. In case of the bankruptcy or insolvency of Tenant, the claims of Landlord against the undersigned hereunder shall not be limited by any provision of the Federal Bankruptcy Act or any similar or corresponding provision of any State or Federal law which, by reason of such bankruptcy or insolvency of Tenant, would limit the claims of Landlord against Tenant. In the case of the rejection or disaffirmance of the Lease by or on behalf of Tenant or Tenant's creditors in any receivership, bankruptcy, insolvency, arrangement, reorganization or other proceeding or in the case of the termination of the Lease for any other reason (other than pursuant to the provisions hereof), the undersigned will pay to

Landlord, if and to the extent Tenant shall not pay to Landlord, amounts equal to all amounts otherwise payable by Tenant under the Lease, as and to the extent otherwise so payable under the Lease. If at any time any payment by Tenant to Landlord is rescinded, avoided or rendered void as a preferential transfer, fraudulent conveyance, impermissible set off or must be returned or disgorged for any other reason, the guaranty of the undersigned shall continue and remain in full force and effect with respect to any and all such payments which are rescinded, avoided, or rendered void.

The undersigned agrees that this Guaranty shall remain in full force and effect without impairment of any of the undersigned's obligations hereunder, notwithstanding any modification or termination of, or release with respect to, the Lease, the Tenant or the absence of notice thereof to the undersigned.

Nothing shall constitute a waiver of or bar to or in any way impair Landlord's right to insist upon strict performance of the terms of this Guaranty, except only a written agreement to such effect hereafter duly authorized, executed, and delivered by Landlord to the undersigned.

The undersigned further covenants and agrees that this Guaranty shall also remain and continue in full force and effect as to: (i) any amendment or modification of the Lease; and (ii) any renewal or extension of said Lease; to all of which the undersigned hereby consents in advance and agrees that none of the aforesaid shall in any way release or reduce the undersigned's liability.

The undersigned's obligations hereunder shall remain fully binding although Landlord may have waived one or more defaults by Tenant, extended the time of performance by Tenant, released, returned or misapplied other collateral at any time given as additional security (including other guarantees), and/or released Tenant from the performance of its obligations under the Lease.

If this Guaranty is signed by more than one party, their obligations shall be joint and several and the release (by operation of law or voluntarily or otherwise) of any of the undersigned shall not release any other of the undersigned. The obligations of the undersigned hereunder are absolute and binding forthwith upon the signing hereof, and subject to no condition whatever, precedent or otherwise. If this instrument is signed or proposed to be signed by more than one party, nevertheless it shall be effective and shall be deemed to be fully delivered as to each of the signers immediately upon his or her or its signing the same. In the event it is proposed that more than one party shall sign this instrument, the failure of such additional parties to sign the same shall not affect the liability of any party or parties whose signatures were affixed or subscribed hereto, but such liability shall be absolute, fixed and unconditional upon the signing hereof.

No failure or delay on the part of Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise or the exercise of any other right,

power, or privilege. No notice to or demand on the undersigned or any of them in any case shall entitle the undersigned or any of them to any other or further notice or demand in the same, similar or other circumstances.

If any provision of this instrument shall be invalid or unenforceable, it shall not affect any of the remaining provisions of this instrument, and all other provisions shall be given full force and effect separately from the unenforceable or invalid provision.

This Guaranty shall be governed by and construed in accordance with the laws of the State of Nevada.

The provisions hereof shall be binding upon the undersigned and his, her, its or their personal representatives, successors and assigns, and shall inure to the benefit of the Landlord and its, direct and remote, successors and assigns. In this instrument the use of gender references is not meant to be a limitation, and the use of a particular gender shall be interpreted to include the other of masculine, feminine and neuter where the situation so demands; similarly, the use of the singular shall be interpreted to include the plural where the situation so demands, and vice versa.

This Guaranty was prepared and negotiated by Landlord and the undersigned, and all of the provisions contained in this Guaranty shall be construed without prejudice to the party that actually memorialized this Guaranty in final form; and this Guaranty shall be considered to be drafted by Landlord and the undersigned.

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IN WITNESS WHEREOF, the undersigned have executed this Guaranty this 4th day of March, 2016.

Mark Bradley

ACCEPTED

BELMONT NLV, LLC,
a Nevada limited liability company
By: MIC Limited, a Michigan corporation
Its Manager

By:____________________
George Couch
Its President

F:\OBREL\Clients\Deja Vu\Belmont NLV, LLC Guaranty of Lease.doc

IN WITNESS WHEREOF, the undersigned have executed this Guaranty this 4th day of March, 2016.

____
Mark Bradley

ACCEPTED

BELMONT NLV, LLC,
a Nevada limited liability company
By: MIC Limited, a Michigan corporation
Its Manager

By:____________________________
George Couch
Its President

F:\OBREL\Clients\Deja Vu\Belmont NLV, LLC Guaranty of Lease.doc

SECURITY AGREEMENT AND
AGREEMENT TO ASSIGN LICENSES AND PERMITS

AGREEMENT made this 4th day of March, 2016, by and between GREEN LEAF FARMS HOLDINGS, INC., a Nevada corporation (hereinafter referred to as "Assignor"), and BELMONT NLV, LLC, a Nevada limited liability company (hereinafter referred to as "Assignee").

WITNESSETH:

WHEREAS, Assignor now possesses an interest by lease ("Lease") in the premises known as 3939 Belmont Street, North Las Vegas, Nevada (hereinafter referred to as the "Premises") under the terms of the Lease between Assignor, as tenant, and Assignee, as landlord; and

WHEREAS, Assignor now possesses certain licenses and permits (collectively the "Licenses and Permits") issued by certain regulatory authorities including the City of North Las Vegas and the Nevada Department of Health and Human Services (the "Regulatory Authorities"), including, but not limited to, Assignor's licenses from the City of North Las Vegas for cultivation and production of marijuana and licenses from the Nevada Department of Health and Human Services for cultivation of marijuana and for production of marijuana; and

WHEREAS, as security for all Assignor's obligations to Assignee under the Lease and other security documents securing Assignee's obligations under Lease, including, by way of illustration and not limitation, this Security Agreement and Agreement to Assign Licenses and Permits, the Security Agreement for all Assignor's furniture, fixtures, equipment, and leasehold improvements and the Pledge/Escrow Agreement with Assignee and Modern Bookkeeping, Inc. (all Assignor's obligations to Assignee under the Lease and other security documents securing Assignee's obligations under Lease, including, by way of illustration and not limitation, the Security Agreement for all Assignor's furniture, fixtures, equipment, and leasehold improvements and the Pledge/Escrow Agreement with Assignee and Modern Bookkeeping, Inc. are collectively the "Obligations"), Assignor has agreed to grant to Assignee a continuing lien and security interest in the Licenses and Permits.

NOW, THEREFORE, in consideration of the premises and as security for the full and timely payment and performance of all the Obligations, Assignor does hereby grant to Assignee a continuing lien and security interest in the Licenses and Permits, and Assignor, subject to the approval of the Regulatory Authorities, does hereby assign, transfer and set over to Assignee all of the right, title, interest, powers and privileges of Assignor in and to the Licenses and Permits, upon the following conditions:

1. Notwithstanding any provisions of this Agreement to the contrary, Assignee specifically agree that unless and until there shall be a default ("Default") under any of the Obligations, Assignee shall have no rights to require Assignor to assign or transfer the Licenses and Permits to Assignee or any other party.

2. Assignor agrees that if a Default shall occur or if Assignor shall execute any assignment, encumbrance or hypothecation of the Licenses or Permits or attempt to transfer the Licenses or Permits to any other party, then and in any of such events, Assignor shall, upon demand by Assignee, transfer, assign and set over to Assignee, or such other person or persons as Assignee shall designate, all of the right, title, interest, power and privileges of Assignor in and to the Licenses and Permits, subject only to the approval thereof by the Regulatory Authorities.

3. In the event that Paragraph 2 hereof shall apply, but not otherwise, Assignee, in addition to and without waiving Assignee's other rights and remedies as are available hereunder, at law or in equity, and subject to the approval of the Regulatory Authorities, may transfer, assign and set over to Assignee, or such other person or persons as Assignee shall designate, all of the right, title, interest, power and privileges of Assignor in and to the Licenses and Permits, subject only to the approval thereof of the Regulatory Authorities. Anything contained herein to the contrary notwithstanding, Assignee shall not, unless Assignee so elects, be liable to Assignor for payment or performance of any act or deed required by Regulatory Authorities to maintain or renew the Licenses and Permits in good standing, and Assignor shall remain liable for the full and timely payment and performance of any and all such acts and deeds until such time as the Licenses and Permits shall be assigned or transferred to Assignee pursuant to the terms hereof.

4. No delay by Assignee in the exercise of any right or remedy which Assignee may have hereunder shall operate as a waiver hereof, and no single or partial exercise of any such right or remedy shall preclude any further exercise thereof. This Agreement shall constitute and operate as a security agreement within the meaning of the Nevada Uniform Commercial Code with respect to the Licenses and Permits such that a security interest in the Licenses and Permits shall have been deemed to have been hereby granted by Assignor to Assignee as security for the Obligations. Assignee shall have all of the rights and remedies of a secured party under the Nevada Uniform Commercial Code including, without limitation, the right and power to sell, or otherwise dispose of, the Licenses and Permits, subject to the approval of the Regulatory Authorities.

5. If any term, covenant or condition of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term, covenant or condition to persons or circumstance other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

6. Assignor acknowledges that any breach or attempt to breach any of the covenants contained in this Agreement or any act or omission of Assignor which is inconsistent with the terms contained herein will result in immediate and irreparable injury to Assignee which will be impossible to quantify in dollars and will therefore not be compensable in damages; accordingly, Assignor hereby grants to Assignee, in the event that Paragraph 2 hereof shall apply, but not otherwise, in addition to and not exclusive of any of the remedies contained herein or at law, the right to invoke the equity powers of a court of competent jurisdiction in order to obtain other rulings including, without limitation, injunctive relief with specific performance concerning the covenants contained in this Agreement. All remedies referred to herein may be exercisable by Assignee, at Assignee's option, either singularly, successively or simultaneously.

7. This Agreement shall extend to and be binding upon Assignor and Assignor's successors and shall inure to the benefit of Assignee and Assignee's successors and assigns.

8. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

9. This Agreement may be executed in counterparts. For the purposes of this Agreement, facsimile signatures shall be given the same force and effect as original signatures.

10. This Agreement was prepared and negotiated by Assignor and Assignee, and all of the provisions contained in this Agreement shall be construed without prejudice to the party that actually memorialized this Agreement in final form; and this Agreement shall be considered to be drafted by both Assignor and Assignee.

[REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on or as of the day and year first above written.

BELMONT NLV, LLC,
a Nevada limited liability company
By: MIC Limited,
a Michigan corporation
Its Manager

By:____________________
George Couch
Its President

"ASSIGNEE"

GREEN LEAF FARMS HOLDINGS, INC.,
a Nevada corporation

By:____________________
Mark Bradley
Its President

"ASSIGNOR"

F:\OBREL\Clients\Deja Vu\Belmont NLV, LLC Security Agt & Agt to Assign.doc

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on or as of the day and year first above written.

BELMONT NLV, LLC,
a Nevada limited liability company
By: MIC Limited,
a Michigan corporation
Its Manager

By:______________________________
George Couch
Its President

"ASSIGNEE"

GREEN LEAF FARMS HOLDINGS, INC.,
a Nevada corporation

By:______________________________
Mark Bradley
Its President

"ASSIGNOR"

F:\OBREL\Clients\Deja Vu\Belmont NLV, LLC Security Agt & Agt to Assign.doc

PLEDGE/ESCROW AGREEMENT

PLEDGE/ESCROW AGREEMENT made and entered into as of the 4th day of March, 2016 by and among PLAYER'S NETWORK, INC., a Nevada corporation (hereinafter referred to as "PNTV"), MARK BRADLEY (hereinafter referred to as "Bradley," PNTV and Bradley are collectively "Pledgors"), and BELMONT NLV, LLC, a Nevada limited liability company (hereinafter referred to as "Landlord"), and joined in by MODERN BOOKKEEPING, INC., a Michigan corporation (hereinafter referred to as the "Agent").

BACKGROUND

On or about the date of this Pledge/Escrow Agreement, Green Leaf Farms Holdings, Inc., a Nevada limited liability company (sometimes hereinafter referred to as "Tenant"), as tenant, and Landlord, as landlord, entered into a Lease for the premises commonly known as 3939 Belmont Street, North Las Vegas, Nevada (the "Property"). In connection with the Lease from Landlord to Tenant, Pledgors haves agreed to pledge all Pledgors' respective shares of stock in Tenant to secure Tenant's obligations to Landlord under the Lease and all other obligations under all other documents and instruments delivered in connection with the Lease from Landlord to Tenant, including, by way of illustration and not limitation, this Pledge/Escrow Agreement, the Security Agreement from Tenant granting a security interest in certain assets to Landlord, the Security Agreement and Agreement to Assign Licenses and Permits between Landlord and Tenant, and the Guaranty of the Lease by Bradley (all such obligations are collectively referred to as the "Obligations").

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the lease of the Property by Landlord to Tenant, It Is Hereby Agreed as follows:

1. Pledgors hereby grant to Landlord a continuing lien and security interest in the Collateral described in Paragraph 2 hereof to secure the payment of the Promissory Note and all other Obligations of PNTV or the Tenant.

2. The Collateral of this Pledge/Escrow Agreement is 8,600,000 shares of stock in the Tenant in the name of PNTV represented by Certificate Number 10, which has concurrently herewith been deposited by PNTV with the Agent and 300,000 shares of stock in the Tenant owned by Bradley represented by Certificate Number 9, which has concurrently herewith been deposited by Bradley with the Agent. The shares of stock of the Tenant referred to in this Paragraph 2 are sometimes hereinafter referred to as the "Collateral." The Agent agrees to accept, hold, and act with respect to the Collateral pursuant to this Pledge/Escrow Agreement.

3. Pledgors represent, warrant and agree that:

(A) The term "Collateral" shall include any securities, instruments, or distributions of any kind (other than cash) issuable, issued or received upon conversion of, in receipt of, or in exchange for such Collateral, including, but not limited to, those arising from a stock dividend, stock split, reclassification, reorganization, merger, consolidation, sale of assets, or other exchange of securities or any dividend or other distribution of any kind (other than cash) upon or with respect to the Collateral. In addition, the term "Collateral" shall include any other substituted and additional securities or instruments pledged by Pledgors to Landlord, at any time hereafter. In the event subscriptions, warrants, options or any other rights are issued in connection with any Collateral, such rights shall also be deemed "Collateral." The pledge of the Collateral hereunder shall not have any affect upon Pledgors' ability to vote the Collateral, receive cash distributions on the Collateral, or take any action whatsoever as a shareholder, director or officer of the Tenant. Nothing contained in this Subparagraph 3(A) shall be construed to permit or authorize any of the actions set forth in this Subparagraph to be done without the prior written consent of Landlord.

(B) Pledgors shall deliver or cause to be delivered to the Agent pursuant to the provisions of this Pledge/Escrow Agreement, immediately upon receipt, any new or additional certificates of stock issued with respect to the Collateral held by the Agent, to be held by the Agent as additional Collateral.

(C) Pledgors shall not take any action or omit to take any action which might result in diluting the Collateral to less than 65% of the issued and outstanding shares of stock in Tenant.

4. (A) If Pledgors default under any of the Obligations and such default is not cured within the applicable grace period, if any, after receipt of required written notice, if any (an "Event of Default"), Landlord shall have all of the rights given to secured parties upon default by the Uniform Commercial Code (as adopted and amended in Nevada), and may proceed to foreclose the security interest given to Landlord hereunder by selling all or any part of the Collateral, at public or private sale, provided such sales are made in a commercially reasonable manner. Such sale or sales may be made for cash, upon credit or for future delivery and in connection therewith, Landlord may grant options. Pledgors hereby waive and release any and all equity or rights of redemption, if any, if any of the Collateral is sold upon credit or for future delivery, Landlord shall not be liable for the failure of the purchaser to purchase or pay for the same, and, in the event of such failure, Landlord may resell such Collateral. In no event shall Pledgors be credited with any part of the proceeds of sale of any Collateral until cash payment thereon has actually been received by Landlord.

(B) Landlord shall give Pledgors at least ten (10) days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice Pledgors agree is reasonable. In the case of all sales of Collateral, public or private, Pledgors shall pay all costs and expenses of every kind of sale, including brokers' and attorneys' fees.

(C) The Agent shall deliver the Collateral, as directed by Landlord, to the purchaser or purchasers at any such sale or sales.

(D) Pledgors recognize that Landlord may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (hereinafter referred to as the "Act"), and applicable state securities laws, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and without a view to distribution or sale thereof. Pledgors understand that private sales so made may be at prices and other terms less favorable to the vendors than if the Collateral were sold at public sales, and Pledgors agree that Landlord has no obligation to delay the sale of any Collateral for a period of time necessary to permit the issuer of the securities which are part of the Collateral (even if the issuer would agree) to register such securities for sale under the Act and applicable state securities laws. Pledgors agree that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

(E) Landlord may bid in for the Collateral at any sale.

(F) The remedies provided herein in favor of Landlord shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other legal and equitable remedies which Landlord may have.

(G) In connection with any sale or other disposition pursuant to this Pledge/Escrow Agreement, Landlord shall have the irrevocable power and right, in the name, place, and stead of Pledgors, to execute and deliver all necessary endorsements, assignments, or other instruments of conveyance or transfer with respect to all or any portion of the Collateral.

5. Upon the satisfaction of all Obligations, Agent shall redeliver the Collateral pledged hereunder to Pledgors, and this Pledge/Escrow Agreement and Agent's obligations hereunder shall thereupon terminate.

6. The Agent is the agent of Landlord and is not the agent of Pledgors. Unless otherwise herein expressly provided, the Agent, including its officers, directors, and agents, shall:

(a) not be liable for any action taken or omitted under this Pledge/Escrow Agreement so long as it shall have acted in good faith and without gross negligence;

(b) have no responsibility to inquire into or determine the genuineness, authenticity, or sufficiency of any security, or other documents or instruments submitted to it in connection with its duties hereunder;

(c) be entitled to deem the signatories of any documents or instruments submitted to it hereunder as being those purported to be authorized to sign such documents or instruments on behalf of the parties hereto, and shall be entitled to rely upon the genuineness of the signatures of such signatories without inquiry and without requiring substantiating evidence of any kind;

(d) be entitled to refrain from taking any action contemplated by this Pledge/Escrow Agreement in the event that it becomes aware of any disagreement between Landlord and Pledgors as to any material facts or as to the happening of any contemplated event precedent to such action;

(e) be entitled to compensation for its services hereunder, from time to time, and reimbursement of its normal out-of-pocket expenses, including, but not by way of limitation, the fees and costs of attorneys or agents which it may find necessary to engage in the performance of its duties hereunder, all to be paid by Pledgors; and the Agent shall have, and is hereby granted, a prior lien upon any property, cash or assets held hereunder, with respect to its unpaid fees and nonreimbursed expenses, superior to the interests of any other person or entities; and

(f) be, and hereby is, jointly and severally indemnified and saved harmless, by Landlord and Pledgors, and each of them, from all losses, costs, and expenses which may be incurred by it as a result of its involvement in any litigation arising from the performance of its duties hereunder, provided that such litigation shall not have resulted from any action taken or omitted by the Agent and for which it shall have been adjudged grossly negligent.

7. The Agent may resign as such following the giving of thirty (30) days' prior written notice to Landlord; and Agent may be removed and replaced by Landlord following the giving of thirty (30) days' prior written notice to Agent by Landlord. In either event, the duties of the Agent shall terminate thirty (30) days after the date of such notice (or as of such earlier date as may be mutually agreeable between Agent and Landlord). Agent shall then deliver the documents deposited with Agent pursuant hereto and then in Agent's possession to a successor agent as shall be appointed by Landlord as evidenced by a written notice filed with the Agent.

Upon acknowledgment by any successor agent of the receipt of the documents deposited into escrow, then the acting Agent shall be fully released and relieved of all Agent's duties, responsibilities, and obligations under this Pledge/Escrow Agreement.

8. This Pledge/Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Nevada

9. No delay on the part of Landlord in exercising any of Landlord's powers or rights, or any partial or singular exercise thereof, shall constitute a waiver thereof.

10. Pledgors agree to provide Landlord with such other documents as Landlord may reasonably request to carry out the purposes and intent of this Pledge/Escrow Agreement.

11. This Pledge/Escrow Agreement and all provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and assigns.

12. Notice shall be deemed as given hereunder upon personal delivery to the addresses set forth below, or, if properly addressed, two (2) days following depositing such notice, certified mail, return receipt requested, with postage prepaid, in a United States mailbox, or one (1) day following depositing such notice in the custody of a nationally-recognized overnight delivery service for next day delivery. Notice may be given hereunder by telecopy if receipt is confirmed and will be deemed given upon receipt if subsequently confirmed. Notice shall be deemed properly addressed if sent to the following addresses:

If to Pledgors:	Mark Bradley c/o Players Network 1771 East Flamingo Road, Suite 201A Las Vegas, Nevada 89119 Facsimile No: (___) __________ Telephone No: (702) 734-3457
If to Landlord:	Belmont NLV, LLC c/o Modern Bookkeeping, Inc. 8252 E. Lansing Road, Suite 101 Durand, Michigan 48429 Attention: George Couch Facsimile No: (989) 288-2643 Telephone No: (989) 288-6037
If to Agent:	Modern Bookkeeping, Inc. 8252 E. Lansing Road, Suite 101 Durand, Michigan 48429 Attention: Angela L. Swank Facsimile No: (989) 288-2643 Telephone No: (989) 288-6037

Copies of all notices provided for in this Pledge/Escrow Agreement shall be sent to the Agent simultaneously with the mailing thereof to the respective addressees thereof. Any addressee may alter the address to which communications are to be sent by giving

notice of such change of address conforming with the provisions of this Paragraph for giving notice.

13. If any term, covenant, condition or provision of this Pledge/Escrow Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

14. In the event of any disagreement or the presentation of adverse claims or demands in connection with the Collateral, the Agent may refuse to comply with any such claims or demands during the continuance of such disagreement and may refrain from delivering any item affected thereby; and in so doing, the Agent shall not become liable to Pledgors or Landlord, or to any other person or party, due to Agent's failure to comply with any such adverse claim or demand. The Agent shall be entitled to continue, without liability, to refrain and refuse to act:

(a) Until all the rights of the adverse claimants have been finally adjudicated by a court having jurisdiction of the parties and the items affected thereby, after which time the Agent shall be entitled to act in conformity with such adjudication; or

(b) Until all differences shall have been adjusted by agreement and the Agent shall have been notified thereof and shall have been directed in writing signed jointly or in counterpart by the parties hereto and by all persons making adverse claims or demands, at which time the Agent shall be protected in acting in compliance therewith.

The parties (i) agree that the Agent may seek adjudication of any adverse claims or demands in either the Nevada District Court for the First District, or the United States District Court in Las Vegas, Nevada, (ii) agree to the jurisdiction of any of these courts over their persons as well as the Collateral, (iii) waive personal service of any process, and (iv) agree that service of process may be made by certified or registered mail, return receipt requested, to the address set forth in Section 12 hereof.

[REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Pledge/Escrow Agreement on or as of the day and year first above written.

PLAYER'S NETWORK, INC.,
a Nevada corporation

By:____________________
Mark Bradley
Its President

____
Mark Bradley

PLEDGORS

BELMONT NLV, LLC,
a Nevada limited liability company
By: MIC Limited, a Michigan corporation
Its Manager

By:____________________
George Couch
Its President

LANDLORD

MODERN BOOKKEEPING, INC.,
a Michigan corporation

By:____________________
Angela L. Swank
Its President

AGENT

F:\OBREL\Clients\Deja Vu\Belmont NLV, LLC Pledge-Escrow Agreement.doc

IN WITNESS WHEREOF, the parties have executed this Pledge/Escrow Agreement on or as of the day and year first above written.

PLAYER'S NETWORK, INC.,
a Nevada corporation

By:______________________________
Mark Bradley
Its President

____
Mark Bradley

PLEDGORS

BELMONT NLV, LLC,
a Nevada limited liability company
By: MIC Limited, a Michigan corporation
Its Manager

By:______________________________
George Couch
Its President

LANDLORD

MODERN BOOKKEEPING, INC.,
a Michigan corporation

By: Angela Swank
Angela L. Swank
Its President

AGENT

F:\OBREL\Clients\Deja Vu\Belmont NLV, LLC Pledge-Escrow Agreement.doc

SECURITY AGREEMENT

The undersigned, for value received, hereby grants to BELMONT NLV, LLC, a Nevada limited liability company ("Secured Party"), a security interest in all the undersigned's assets, both tangible and intangible, including but not limited to, the following property and all accessories, parts and equipment now or hereafter affixed thereto or used in connection therewith (hereinafter collectively referred to as the "Goods"): supplies, inventory, machinery, furniture, fixtures, equipment, and leasehold improvements, now owned, held or hereafter acquired by the undersigned located at 3939 Belmont Street, North Las Vegas, Nevada, and all the proceeds thereof; and the insurance proceeds payable by reason of loss or damage to the aforesaid Goods; to secure all obligations of the undersigned to Secured Party, including all obligations of the undersigned to Secured Party under the Lease ("Lease") between Secured Party, as landlord, and the undersigned, as tenant, for the premises commonly known as 3939 Belmont Street, North Las Vegas, Nevada ("Property") and all other documents and instruments securing the undersigned's obligations to Secured Party under the Lease of the Property, including, by way of illustration and not limitation, the Pledge/Escrow Agreement among Player's Network, Inc., Mark Bradley ("Bradley"), Secured Party, and Modern Bookkeeping. Inc., this Security Agreement, the Security Agreement and Agreement to Assign Licenses and Permits between Secured Party and the undersigned, and the Guaranty of the Lease by Bradley (all such obligations are sometimes collectively referred to as the "Liabilities"). All terms used and not defined in this Security Agreement shall have the same meanings as defined in the Uniform Commercial Code as adopted in the State of Nevada, unless the context or use clearly indicates a different meaning or intent.

1. The occurrence of any default under any of the Liabilities shall constitute an "Event of Default" under this Agreement.

2. Whenever an Event of Default shall exist, all Liabilities may (notwithstanding any provisions thereof), at the option of Secured Party, and without demand or notice of any kind, be declared, and thereupon immediately shall become due and payable, and Secured Party may exercise from time to time any rights and remedies, including the right to immediate possession of the Goods, available to Secured Party under applicable law. Secured Party shall have the right to hold any property then in or upon said Goods at time of repossession not covered by this Security Agreement until return is demanded in writing by the undersigned. The undersigned agrees, in case of an Event of Default, to assemble, at its expense, all the Goods at a convenient place acceptable to Secured Party and to pay all costs of Secured Party of collection of the Liabilities, and enforcement of rights hereunder, including reasonable attorneys' fees and legal expenses, including participation in Bankruptcy proceedings, and expense of locating the Goods and expenses of any repairs to any realty or other property to which any of the Goods may be affixed or be a part. If any notification of intended disposition of any of the Goods is required by law, such notification, if mailed, shall be deemed reasonable and properly given if sent at least seven days before such disposition, postage prepaid, addressed to the

undersigned either at the address shown below, or at any other address of the undersigned appearing on the records of Secured Party.

3. The undersigned hereby warrants and agrees that: (a) the Goods will be kept at the premises commonly known as 3939 Belmont Street, North Las Vegas, Nevada; (b) it has title to the Goods as conveyed to the undersigned by Secured Party, and will at all times keep the Goods free of all liens and claims whatsoever, except the purchase money security interest granted to the undersigned's lender for the Goods, and will defend its title to Secured Party against the claims and demands of all persons; (c) it will from time to time, on request of Secured Party, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by Secured Party) and do such other acts and things, all as the Secured Party may request to establish and maintain a valid security interest hereunder; (d) it will not sell, transfer, lease or otherwise dispose of any of the Goods or any interest therein (other than the sale of inventory in the ordinary course of business), except with the prior written consent of Secured Party; (e) it will at all times keep the Goods in good condition and repair, excepting any loss, damage or destruction which is fully covered by proceeds of insurance; (f) it will at all times keep the Goods fully insured against loss, damage, theft and other risks, in such amounts and companies and under such policies and in such form satisfactory to Secured Party and Secured Party shall be named as an additional insured; and (g) Secured Party may examine and inspect the Goods, or any of them, wherever located, at any reasonable time or times. Secured Party may from time to time, at its option, perform any agreement of the undersigned hereunder which the undersigned shall fail to perform and take any other action which Secured Party deems necessary for the maintenance or preservation of any of the Goods, including holding, storing and repairing of the Goods or its interest therein, and the undersigned agrees to forthwith reimburse Secured Party for all expenses of Secured Party in connection with the foregoing, together with interest thereon at the rate of 7% per annum from the date incurred until reimbursed by the undersigned and that until reimbursement, Secured Party shall have an additional security interest in the Goods to the extent thereof.

4. All rights and obligations of the parties hereto concerning the retaking, retention, redemption, and resale of the Goods and the disposition of the proceeds thereof, shall be governed by the applicable provisions of the Uniform Commercial Code as adopted in the State of Nevada.

5. The undersigned agrees that the Goods are now, and shall continue to be, personal property until the Liabilities are paid in full, notwithstanding the manner or degree of affixation of said Goods to any real property, and notwithstanding the extent to which such affixation shall facilitate the use and occupation of said real property.

6. If the undersigned makes an unauthorized disposition of the Goods, Secured Party shall have a security interest in and to the proceeds of such disposition in whatsoever form they are received by the undersigned. This extension of the security interest to proceeds shall in no way be implied to grant the undersigned a power of disposition of the Goods without the express written consent of Secured Party.

7. Time shall be deemed of the very essence of this Agreement.

8. No delay on the part of Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy. The neuter pronoun, when used herein, shall include the masculine and feminine and also the plural. If this Agreement is not dated when executed by the undersigned, Secured Party is authorized without notice to the undersigned, to date this Agreement.

9. This Agreement shall be construed in accordance with the laws of the State of Nevada. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

10. The covenants and conditions of this Agreement shall apply to and be binding upon the successors and assigns of the undersigned and shall inure to the benefit of Secured Party and his heirs, personal representatives, successors and assigns.

11. The undersigned agrees that it will join with Secured Party in executing and filing and refiling under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices and take such other action as Secured Party may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the security interest in the Goods hereby granted, and hereby agrees to do such further acts and things and to execute and deliver to Secured Party such additional conveyances, assignments, agreements and instruments as Secured Party may require or deem advisable to carry into effect the purposes of this Security Agreement or to better assure and confirm unto Secured Party his rights, powers and remedies hereunder.

12. Upon full performance and satisfaction of all the Liabilities, Secured Party's security interest in the Goods shall terminate.

13. This Agreement was prepared and negotiated by Secured Party and the undersigned, and all provisions contained in this Agreement shall be construed without prejudice to the party that actually memorialized this Agreement in final form; and this Agreement shall be considered to be drafted by Secured Party and the undersigned.

14. The security interest granted in this Security Agreement shall be subject and subordinate to the purchase money security interest granted to the undersigned's lender for the Goods.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the 4th day of March, 2016.

GREEN LEAF FARMS HOLDINGS, INC.,
a Nevada corporation

By: ______________________
Mark Bradley
Its President

Address: 1771 East Flamingo Road, Suite 201A
Las Vegas, Nevada 89119

F:\OBREL\Clients\Deja Vu\Belmont NLV, LLC Security Agreement.doc